UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________________

FORM 8-K

________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 26, 2022 (January 25, 2022)

________________________________

NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

______________________________________

Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

650 West Peachtree Street NW
Atlanta, Georgia 30308-1925	(855) 667-3655
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On January 26, 2022, the Registrant issued a Press Release, attached hereto as Exhibit 99.1, reporting fourth-quarter and full year results for 2021.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At a meeting held on January 25, 2022, the Board of Directors of Norfolk Southern Corporation (the “Company”), as part of the Company’s CEO transition plans, elected Alan H. Shaw to the Board, effective May 1, 2022. As previously disclosed, Mr. Shaw also will succeed James A. Squires as the Company’s CEO on May 1, 2022. Mr. Shaw will serve on the Executive Committee of the Board.

There are no arrangements or understandings pursuant to which Mr. Shaw was elected as director, and he is not a party to, and he does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

As noted in the Company’s 8-K filed on December 2, 2021, additional compensation actions relating to Mr. Shaw’s appointment as President were considered at the Board’s January meeting. At such meeting, Mr. Shaw was granted a total long-term incentive package with a grant date fair market value of $3,920,000, consisting of a combination of restricted stock units, performance share units and options. The value of the 2022 grant reflects Mr. Shaw’s transition to the President role for December 2021.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At a meeting held on January 25, 2022, the Board of Directors amended the Bylaws of the Company, to respond to the separation of CEO and Chair.

The amended Bylaws are attached hereto, as Exhibit 3(ii).

Item 7.01. Regulation FD Disclosure

A.	Quarterly Financial Data. Attached hereto, as Exhibit 99.2, is the Quarterly Financial Data for the fourth quarter of 2021. This document is available on the Registrant’s website, www.norfolksouthern.com, in the “Invest in NS” section, under “Financial Reports.” This unaudited financial information and summary of certain notes to the consolidated financial statements should be read in conjunction with: (a) the consolidated financial statements and notes included in the Registrant's latest Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q; and (b) any Current Reports on Form 8-K.
B.	Board Chair Transition. On January 26, 2022, the Registrant issued a Press Release, attached hereto as Exhibit 99.3, announcing that its Board had elected Amy E. Miles, a current independent director of the Board, to succeed Mr. Squires as Chair of the Board, effective May 1, 2022. The Company also noted that Mr. Squires will remain on the Board and will stand for election at the Company’s 2022 Annual Meeting. Steve Leer will also remain on the Board, but will no longer hold the title of Lead Independent Director. Additionally, the Board increased its size from 13 to 14 directors to accommodate Mr. Shaw’s election.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated January 26, 2022

99.2	2021 Q4 Financial Data

99.3	Press Release dated January 26, 2022

3(ii)	Bylaws of Norfolk Southern Corporation, as amended, January 25, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  January 26, 2022